Supplement Dated January 18, 2011
To The Summary Prospectus Dated October 11, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity product(s).

In the summary prospectus for the JNL Institutional Alt 50 Fund, please delete the table entitled “Annual Fund Operating Expenses” in its entirety, including footnotes, and replace it with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management/Administrative Fee	0.20%
Other Expenses	0.00%
Acquired Fund Fees and Expenses*	1.10%
Total Annual Fund Operating Expenses	1.30%

* Because the Fund invests in the Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the anticipated initial allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

In the summary prospectus for the JNL Institutional Alt 65 Fund, please delete the table entitled “Annual Fund Operating Expenses” in its entirety, including footnotes, and replace it with the following:

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management/Administrative Fee	0.20%
Other Expenses	0.00%
Acquired Fund Fees and Expenses*	1.23%
Total Annual Fund Operating Expenses	1.43%

* Because the Fund invests in the Underlying Funds, the Fund will indirectly bear its pro rata share of fees and expenses of the Underlying Funds in addition to the other expenses shown. Amount is based upon the anticipated initial allocations to the Underlying Funds. Actual amounts may be higher or lower than these shown above.

This Supplement is dated January 18, 2011.

(To be used with JMV5765 10/10, VC5995 10/10, VC4224 10/10, JMV5763 10/10, and JMV5763P 10/10.)

JMV6826 01/11

Supplement Dated January 18, 2011
To The Statement of Additional Information
Dated October 11, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective January 1, 2011, on page 81, please delete the entire row for Dominic D’Annunzio and Michelle Engler in the section entitled “Trustees and Officers of the Trust” in its entirety and replace it with the following:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Dominic D’Annunzio (73) 1 Corporate Way Lansing, MI 48951	Trustee 2 (2/2002 to present) Chairman of the Board 2 (2/2004 to 12/2010)	101
Principal Occupation(s) During Past 5 Years: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)
Other Directorships Held by Trustee During Past 5 Years: None
Michelle Engler (53) 1 Corporate Way Lansing, MI 48951	Chair of the Board 2 (1/2011 to present) Trustee 2 (12/2003 to present)	101
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002)
Other Directorships Held by Trustee During Past 5 Years: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

Effective January 1, 2011, on page 86, please delete the first paragraph of the section entitled “Trustee Compensation” in its entirety and replace it with the following:

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2011, each disinterested Trustee  is paid by the Funds an annual retainer of $120,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended.  The Chairman of the Board of Trustees receives an additional annual retainer of $40,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

This Supplement is dated January 18, 2011.

(To be used with V3180 10/10 and V3180PROXY 10/10.)
CMX6827 01/11